UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

APOGENT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	1-11091 (Commission File Number)	22-2849508 (IRS Employer Identification No.)

One Liberty Lane
Hampton, New Hampshire (Address of principal executive offices)	03842 (Zip Code)

(603) 926-5911
(Registrant’s telephone number, including area code)

175 Heritage Avenue
Portsmouth, NH 03801
(Former Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

     (a)    Previous independent accountants

     On November 9, 2004, the registrant, Apogent Technologies Inc. (the “Company”), upon approval of the Company’s board of directors, dismissed KPMG LLP (“KPMG”) as its principal accountants. The Company’s board took this action because it determined there should be consistency between the independent auditors of the Company and its parent corporation, Fisher Scientific International Inc.

     The reports of KPMG on the financial statements of the Company as of and for the fiscal years ended September 30, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report on the Company’s 2003 and 2002 financials statements contained an explanatory paragraph relating to a change in the method of accounting for goodwill and other intangible assets as required by Statement of Financial Accounting Standards No.142, Goodwill and Other Intangible Assets, which was effective for the Company on October 1, 2001.

     During the fiscal years ended September 30, 2003 and 2002 and the subsequent interim period through November 9, 2004, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of the Company.

     During the fiscal years ended September 30, 2003 and 2002 and the subsequent interim period through November 9, 2004, there have been no reportable events required to be reported under paragraph 304(a)(1)(v) of Regulation S-K.

     The Company has provided KPMG with a copy of the disclosures made in this Item 4.01 and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of such letter, dated November 10, 2004, is filed as Exhibit 16 to this Form 8-K.

     (b)    New independent accountants

     The Company engaged Deloitte & Touche LLP (“Deloitte”) as its new independent accountants as of November 9, 2004. During the two most recent fiscal years and through November 9, 2004, the Company has not consulted with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event required to be reported under paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(c)     Exhibits

Exhibit Number	Description

16	Letter to Securities and Exchange Commission from KPMG LLP

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGENT TECHNOLOGIES INC.
Date: November 11, 2004	By:	/s/ Dennis Brown
Dennis Brown
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

16	Letter to Securities and Exchange Commission from KPMG LLP

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